UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 23, 2015 (December 8, 2014)

Sprague Resources LP

(Exact name of registrant as specified in its charter)

Delaware	001-36137	45-2637964
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

185 International Drive

Portsmouth, New Hampshire 03801

(Address of Principal Executive Offices)

(800) 225-1560

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K/A is being filed as an amendment to the Current Report on Form 8-K filed by Sprague Resources LP (the “Partnership”) with the Securities and Exchange Commission (the “Commission”) on December 12, 2014 (the “Original Form 8-K”) announcing the completion of its previously announced acquisitions (collectively, the “Acquisitions”) of:

i)	Castle Oil Corporation and Subsidiaries (“Castle”), a wholesale, commercial, and retail fuel distribution business in New York City; and

ii)	Kildair Service Ltd (“Kildair”), a marketer of residual fuel and asphalt and crude-by-rail handling services in Quebec, Canada. The Partnership acquired all of the equity interests in Kildair through the acquisition of the equity interests of Kildair’s parent, Sprague Canadian Properties LLC, and the acquisition represents a transfer of an entity under common control.

This Current Report on Form 8-K/A amends Item 9.01 of the Original Form 8-K to file the financial information required in connection with the Acquisitions. All other disclosures in the Original Form 8-K remain the same. This Current Report on Form 8-K/A should be read in conjunction with the Original Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

(i) The audited financial statements listed below for Sprague International Properties LLC are set forth in exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated herein by reference.

Independent Auditors Report

Audited Consolidated Balance Sheet as of December 31, 2013

Audited Consolidated Statement of Operations and Member’s Equity for the year ended December 31, 2013

Audited Consolidated Statement of Comprehensive Loss for the year ended December 31, 2013

Audited Consolidated Statement of Cash Flow for the year ended December 31, 2013

Notes to Consolidated Financial Statements

(ii) The unaudited financial statements listed below for Sprague International Properties LLC are set forth in exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated herein by reference.

Unaudited Consolidated Balance Sheets as of September 30, 2014 and December 31, 2013

Unaudited Consolidated Statements of Operations and Member’s Equity for the nine months ended September 30, 2014 and 2013

Unaudited Consolidated Statements of Comprehensive Income (Loss) for the nine months ended September 30, 2014 and 2013

Unaudited Consolidated Statements of Cash Flows for the nine months ended September 30, 2014 and 2013

Notes to Unaudited Consolidated Financial Statements

(iii) The audited financial statements listed below for Castle Oil Corporation and Subsidiaries are set forth in exhibit 99.3 to this Current Report on Form 8-K/A and are incorporated herein by reference.

Independent Auditor’s Report

Audited Consolidated Balance Sheets as of March 31, 2014 and 2013

Audited Consolidated Statements of Income for the years ended March 31, 2014, 2013 and 2012

Audited Consolidated Statements of Comprehensive Income for the years ended March 31, 2014, 2013 and 2012

Audited Consolidated Statements of Changes in Stockholders’ Equity for the years ended March 31, 2014, 2013 and, 2012

Audited Consolidated Statements of Cash Flows for the years ended March 31, 2014, 2013 and 2012

Notes to Consolidated Financial Statements

(iv) The unaudited financial statements listed below for Castle Oil Corporation and Subsidiaries are set forth in exhibit 99.4 to this Current Report on Form 8-K/A and are incorporated herein by reference.

Unaudited Consolidated Balance Sheets as of September 30, 2014 and March 31, 2014

Unaudited Consolidated Statements of Operations for the six months ended September 30, 2014 and 2013

Unaudited Consolidated Statements of Comprehensive Loss for the six months ended September 30, 2014 and 2013

Unaudited Consolidated Statements of Stockholders’ Equity for the six months ended September 30, 2014

Unaudited Consolidated Statements of Cash Flows for the six months ended September 30, 2014 and 2013

Notes to Unaudited Consolidated Financial Statements

(b) Pro Forma Financial Information

The unaudited pro forma combined financial statements listed below of the Partnership giving effect to the Acquisitions are set forth in exhibit 99.5 to this Current Report on Form 8-K/A and are incorporated herein by reference.

Unaudited Pro Forma Combined and Condensed Statement of Operations for the nine months ended September 30, 2014

Unaudited Pro Forma Combined and Condensed Statement of Operations for the twelve months ended December 31, 2013

Unaudited Pro Forma Combined and Condensed Balance Sheet as of September 30, 2014

Notes to Pro Forma Combined and Condensed Financial Statements

(d) Exhibits

23.1	Consent of Ernst & Young, LLP

23.2	Consent of BDO USA, LLP

99.1	Audited Consolidated Financial Statements of Sprague International Properties LLC for the Year Ended December 31, 2013

99.2	Unaudited Consolidated Financial Statements of Sprague International Properties LLC for the Nine Months Ended September 30, 2014 and September 30, 2013

99.3	Audited Consolidated Financial Statements of Castle Oil Corporation and Subsidiaries for the Years Ended March 31, 2014, 2013 and 2012

99.4	Unaudited Consolidated Financial Statements of Castle Oil Corporation and Subsidiaries for the Six Months Ended September 30, 2014 and September 30, 2013

99.5	Unaudited Pro Forma Combined Financial Statements of Sprague Resources LP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sprague Resources LP

	By:	Sprague Resources GP LLC,

Its General Partner

Dated: February 23, 2015	By:	/s/ Gary A. Rinaldi
Senior Vice President, Chief Operating Officer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Ernst & Young, LLP

23.2	Consent of BDO USA, LLP

99.1	Audited Consolidated Financial Statements of Sprague International Properties LLC for the Year Ended December 31, 2013

99.2	Unaudited Consolidated Financial Statements of Sprague International Properties LLC for the Nine Months Ended September 30, 2014 and September 30, 2013

99.3	Audited Consolidated Financial Statements of Castle Oil Corporation and Subsidiaries for the Years Ended March 31, 2014, 2013 and 2012

99.4	Unaudited Consolidated Financial Statements of Castle Oil Corporation and Subsidiaries for the Six Months Ended September 30, 2014 and September 30, 2013

99.5	Unaudited Pro Forma Combined Financial Statements of Sprague Resources LP.